EXHIBIT TO BE FILED BY EDGAR
                          ----------------------------



(c) 1 Selling Agency Agreement, dated August 11, 1999, between Metropolitan Edison Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and ABN-AMRO Incorporated, as agents.